CUSIP NO. 422913103                  13D                     Page 10 of 12 Pages




                                                                       EXHIBIT B

                                 HERBARD LIMITED

                          Position
    Name                with Company           Occupation             Principal Address
    ----                ------------           ----------             -----------------
SCS Limited              Director              Management              P.O. Box 438
                                               Company                 Road Town, Tortola
                                                                       British Virgin Islands

Gordon Howard            President             Trust Company           Grosvenor Trust Company Limited
                                               Executive               Airlie House
                                                                       33 Church Street
                                                                       Hamilton, Bermuda

Norman Holbrow           Vice President        Trust Company           Grosvenor Trust Company Limited
                                               Executive               Airlie House
                                                                       33 Church Street
                                                                       Hamilton, Bermuda

Jill Clifford            Secretary/            Trust Company           Grosvenor Trust Company Limited
                         Treasurer             Executive               Airlie House
                                                                       33 Church Street
                                                                       Hamilton, Bermuda

CUSIP NO. 422913103                    13D                   Page 11 of 12 Pages


                                                                       EXHIBIT B

                         PHYLLIS QUASHA REVOCABLE TRUST


                         Position
    Name                 with Company          Occupation              Principal Address
    ----                 ------------          ----------              -----------------
Grosvenor Trust          Corporate             Corporate               Grosvenor Trust Company Limited
Company Limited          Trustee               Trustee                 Airlie House
                                                                       33 Church Street
                                                                       Hamilton, Bermuda

Phyllis G. Quasha        Settlor               Private Investor        Suite 12
                                                                       Lyford Cay
                                                                       Nassau, Bahamas